Exhibit 99.1

FOR IMMEDIATE RELEASE

Group 1 Automotive Announces Second Quarter 2020 Financial Results
Delivers Strong Profitability Via Cost Control & Faster-Than-Expected Market Recovery
HOUSTON, July 30, 2020 - Group 1 Automotive, Inc. (NYSE: GPI), (“Group 1” or the “Company”), an international, Fortune 500 automotive retailer, today reported 2020 second quarter net income of $30.2 million, diluted earnings per common share of $1.63, adjusted net income (a non-GAAP measure) of $69.6 million, and adjusted diluted earnings per common share (a non-GAAP measure) of $3.77. The Company’s 2020 second quarter total revenue was $2.1 billion.
Second quarter 2020 adjusted net income and diluted earnings per share excluded a net after-tax adjustment of $39.4 million, or $2.14 per share, primarily related to the following: non-cash asset impairments of $20.6 million, or $1.11 per share; out-of-period adjustment to accelerate stock-based compensation expense for retirement of eligible employees of $9.7 million, or $0.53 per share; loss on debt extinguishment of $8.1 million, or $0.44 per share; and U.K. severance costs of $1.0 million, or $0.05 per share. Second quarter 2019 adjusted net income and diluted earnings per share excluded approximately $3.5 million net after-tax adjustments, or $0.19 per common share. These adjustments consist primarily of $3.0 million related to catastrophic weather events, or $0.16 per common share; and non-cash asset impairments of $0.5 million, or $0.03 per common share. Reconciliations of non-GAAP financial measures are included in the attached financial tables. Certain disclosures may not compute due to rounding.
“Our ability to react quickly to uncertain, dramatically lower levels of business activity resulting from the pandemic was completely due to the hard work and commitment of our employees and I must sincerely thank them for that. Rapid and deep cost cuts, combined with a quicker-than-expected U.S. auto market recovery, enabled us to achieve very strong operating results in the second quarter,” said Earl J. Hesterberg, Group 1’s President and Chief Executive Officer. “Beginning in late March, we experienced sudden and dramatic shutdowns in all three of our markets. By early April, our U.S. sales and service business had dropped by 50% and we were completely closed in the U.K., except for a small volume of emergency service work. Due to this severe decline in customer traffic, we had no choice but to execute a comprehensive cost reduction plan across our entire company that touched all areas of the business. Our U.S. business recovered steadily in May and June led by our used vehicle and service businesses. We benefited greatly during this time period from the effectiveness of our online vehicle purchasing platform, Acceleride, as online shopping increased in popularity. As business improved, we began to call back some of our furloughed employees and have currently returned to approximately 70% of our Pre-COVID employment levels in both the U.S. and U.K. Our U.S. and U.K. businesses are operating at their highest efficiency levels ever and we expect this to carry forward.”
Consolidated Results for Second Quarter 2020 (year-over-year comparable basis)
For ease of comparison, we have included constant currency metrics (a non-GAAP measure) both below (shown in parenthesis) and in the financial tables that follow:

•	Total revenue decreased 29.1 percent (-28.4 percent), to $2.1 billion.

•	Total gross profit decreased 21.0 percent (-20.4 percent), to $358.8 million.

•	New vehicle revenues decreased 32.1 percent (-31.4 percent) on a 37.1 percent decrease in unit sales.

•	Retail used vehicle revenues decreased 23.6 percent (-22.9 percent) on 23.2 percent lower unit sales.

•	Parts and service gross profit decreased 26.5 percent (-25.9 percent) on revenue decrease of 25.4 percent (-24.7 percent).

•	Finance and Insurance (F&I) gross profit per retail unit (PRU) increased 9.1 percent (+9.6 percent), to $1,697.

•
Selling, General and Administrative (SG&A) expenses as a percent of gross profit decreased 850.0 basis points, to 66.1 percent. Adjusted SG&A as a percent of gross profit decreased 1,100 basis points, to 62.8 percent.

Segment Results for Second Quarter 2020 (year-over-year comparable basis)

•	United States:
The Company’s U.S. operations accounted for 85.9 percent of total revenues and 90.4 percent of total gross profit. Total U.S. revenues decreased 19.6 percent, to $1.8 billion. Total gross profit decreased 13.9 percent, to $324.5 million. Same Store U.S. total gross profit decreased 15.1 percent, to $317.9 million.

•
Same Store new vehicle revenue declined 24.2 percent, with units decreasing 28.5 percent. New vehicle gross profit increased 0.2 percent as gross profit per unit increased $725, a 40.1 percent increase, to $2,533 and more than offset lower volumes.

•
Same Store total used revenue declined 16 percent, with units decreasing 16.5 percent, as inventory shortages hampered sales later in the quarter. Same Store total used gross profit declined 5.4 percent as higher gross profit per unit (used retail gross profit per unit increased $129 to $1,557) partially offset the volume decline.

•
Parts and service revenues decreased 17.9 percent and gross profit decreased by 18.9 percent. Same Store parts and service revenues decreased 19.0 percent. Same Store parts and service gross profits decreased 20.0 percent, to $133.0 million.

•	F&I revenues decreased 18.8 percent, to $89.8 million. F&I gross profit PRU grew $50, to $1,868, or 2.7 percent. Same Store F&I gross profit PRU increased $58, to $1,882, or 3.2 percent.

•	SG&A expenses as a percent of gross profit decreased 850 basis points, to 62.6 percent. Adjusted SG&A expenses as a percent of gross profit decreased 1,070 basis points, to 59.4 percent.
“The rapid action by our dealership operating teams to significantly cut costs in late March and the strong new and used vehicle margins in late May and June, helped deliver an exceptional quarter for our U.S. operations. Highlights include adjusted Same Store SG&A as a percentage of gross profit, which came in at an all-time low of 59.4% and delivering flat Same store new vehicle gross profit in an environment where the new vehicle industry declined 34%. Our aftersales business improved throughout the quarter. In June, our customer pay service gross profit was up versus previous year. Additionally, our U.S. omni-channel platform AcceleRide® was instrumental in allowing us to connect with and serve our customers from the comfort of their remote locations. Second quarter AcceleRide® leads were up 203 percent and AcceleRide® sales were up 190 percent from a year ago and we averaged close to 1,000 retail unit sales per month via this channel. Also, our online service scheduling penetration had strong growth from 25 percent to over 30 percent. Our omni-channel initiatives are allowing us to do business with our customers how and when they choose, and will allow us to stay at the technological forefront as consumer preferences continue to shift more towards online automotive retail,” said Daryl Kenningham, Group 1’s President of U.S. and Brazilian Operations.

•	United Kingdom:
The Company’s U.K. operations accounted for 12.4 percent of total revenues and 8.2 percent of total gross profit as stringent lockdown orders in the U.K. halted service operations for six weeks and dealership sales for two months. On as constant currency basis, Same Store total revenues decreased -57.9 percent, to $242.4 million. Same Store total gross profit decreased 54.7 percent, to $27.1 million. Same Store SG&A expenses as a percent of gross profit increased 90 basis points, to 91.5 percent. Adjusted Same Store SG&A expenses as a percent of gross profit decreased 360 basis points, to 87.0 percent.
Hesterberg added, “Our U.K. businesses were almost completely shut down from late March until May 18th when our workshops were permitted to reopen. Our showrooms were closed for more than two months and did not open until June 1st. This made it impossible to generate a profit in either April or May in the U.K. However, our decisive cost reduction actions minimized the financial damage in the first two months of the quarter and brought us back to a reasonable level of profit in June as the market snapped back. Our momentum continued into July and I believe our U.K. business is in the strongest position we have seen in several years.”

•	Brazil:
The Company’s Brazilian operations accounted for 1.7 percent of total revenues and 1.4 percent of total gross profit. On a constant currency basis, Same Store total revenues decreased 53.9 percent, driven by constant currency revenue decreases of 63.0 percent in new vehicles, 55.0 percent in F&I, 35.4 percent in total used vehicles, and 32.0 percent in parts and service as various local shelter-in-place orders completely closed our operations for over a month on average in the quarter combined with restrictions on operating hours that continue in force. Same Store SG&A expenses as a percent of gross profit increased 2,390 basis points, to 114.0 percent. Although the market was unprofitable for the quarter, aggressive cost reduction actions and a slowly rebounding market allowed the operation to generate a small profit in June.
“The challenges we faced in the second quarter required our operating team to be responsive and resourceful. We have proven that we can react to rapidly changing conditions in all of our markets. In addition to dealing with the disruptions to the U.S. market, our U.S. team was strong enough to offset the losses generated by a more stringent shutdown in the U.K. and parts of Brazil. Both our U.K. and U.S. teams have taken actions that will put us in an even more competitive position in the future,” commented Hesterberg.
Second Quarter 2020 Earnings Conference Call Details
Group 1’s senior management will host a conference call today at 10 a.m. ET to discuss the second quarter 2020 financial results. The conference call will be simulcast live on the Internet at www.group1auto.com, then click on ‘Investor Relations’ and then ‘Events’ or through this link: http://www.group1corp.com/events. A webcast replay will be available for 30 days.
The conference call will also be available live by dialing in 15 minutes prior to the start of the call at:
Domestic:     1-888-317-6003
International:     1-412-317-6061
Conference ID:    3487938
A telephonic replay will be available following the call through May 12, 2020 by dialing:
Domestic:     1-877-344-7529
International:     1-412-317-0088
Replay ID:    10146303
ABOUT GROUP 1 AUTOMOTIVE, INC.
Group 1 owns and operates 186 automotive dealerships, 242 franchises, and 49 collision centers in the United States, the United Kingdom and Brazil that offer 31 brands of automobiles. Through its dealerships, the Company sells new and used cars and light trucks; arranges related vehicle financing; sells service contracts; provides automotive maintenance and repair services; and sells vehicle parts.
Investors please visit www.group1corp.com, www.group1auto.com, www.group1collision.com, www.facebook.com/group1auto, and www.twitter.com/group1auto, where Group 1 discloses additional information about the Company, its business, and its results of operations.

FORWARD-LOOKING STATEMENTS
This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, which are statements related to future, not past, events and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. In this context, the forward-looking statements often include statements regarding our strategic investments, goals, plans, projections and guidance regarding our financial position, results of operations, business strategy, and often contain words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "should," "foresee," "may" or "will" and similar expressions. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. Any such forward-looking statements are not assurances of future performance and involve risks and uncertainties that may cause actual results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, (a) general economic and business conditions, (b) the level of manufacturer incentives, (c) the future regulatory environment, (d) our ability to obtain an inventory of desirable new and used vehicles, (e) our relationship with our automobile manufacturers and the willingness of manufacturers to approve future acquisitions, (f) our cost of financing and the availability of credit for consumers, (g) our ability to complete acquisitions and dispositions and the risks associated therewith, (h) foreign exchange controls and currency fluctuations, (i) our ability to retain key personnel, (j) the impacts of COVID-19 on our business, (k) the impacts of any potential global recession and (l) our ability to maintain sufficient liquidity to operate. For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see our filings with the SEC, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.
NON-GAAP FINANCIAL MEASURES, SAME STORE DATA, AND OTHER DATA
In addition to evaluating the financial condition and results of our operations in accordance with U.S. GAAP, from time to time our management evaluates and analyzes results and any impact on the Company of strategic decisions and actions relating to, among other things, cost reduction, growth, profitability improvement initiatives, and other events outside of normal, or “core,” business and operations, by considering alternative financial measures not prepared in accordance with U.S. GAAP. In our evaluation of results from time to time, we exclude items that do not arise directly from core operations, such as non-cash asset impairment charges, out-of-period adjustments, legal matters, gains and losses on dealership franchise or real estate transactions, and catastrophic events, such as hailstorms, hurricanes, and snow storms. Because these non-core charges and gains materially affect the Company’s financial condition or results in the specific period in which they are recognized, management also evaluates, and makes resource allocation and performance evaluation decisions based on, the related non-GAAP measures excluding such items. This includes evaluating measures such as adjusted selling, general and administrative expenses, adjusted net income, adjusted diluted earnings per share, and constant currency. These adjusted measures are not measures of financial performance under U.S. GAAP, but are instead considered non-GAAP financial performance measures. Non-GAAP measures do not have definitions under U.S. GAAP and may be defined differently by, and not be comparable to similarly titled measures used by, other companies. As a result, any non-GAAP financial measures considered and evaluated by management are reviewed in conjunction with a review of the most directly comparable measures calculated in accordance with U.S. GAAP. We caution investors not to place undue reliance on such non-GAAP measures, but also to consider them with the most directly comparable U.S. GAAP measures.

In addition to using such non-GAAP measures to evaluate results in a specific period, management believes that such measures may provide more complete and consistent comparisons of operational performance on a period-over-period historical basis and a better indication of expected future trends. Our management also uses these adjusted measures in conjunction with U.S. GAAP financial measures to assess our business, including communication with our Board of Directors, investors, and industry analysts concerning financial performance. We disclose these non-GAAP measures, and the related reconciliations, because we believe investors use these metrics in evaluating longer-term period-over-period performance, and to allow investors to better understand and evaluate the information used by management to assess operating performance. The exclusion of certain expenses in the calculation of non-GAAP financial measures should not be construed as an inference that these costs are unusual or infrequent. We anticipate excluding these expenses in the future presentation of our non-GAAP financial measures.
In addition, we evaluate our results of operations on both an as reported and a constant currency basis. The constant currency presentation, which is a non-GAAP measure, excludes the impact of fluctuations in foreign currency exchange rates. We believe providing constant currency information provides valuable supplemental information regarding our underlying business and results of operations, consistent with how we evaluate our performance. We calculate constant currency percentages by converting our current period reported results for entities reporting in currencies other than U.S. dollars using comparative period exchange rates rather than the actual exchange rates in effect during the respective periods. The constant currency performance measures should not be considered a substitute for, or superior to, the measures of financial performance prepared in accordance with U.S. GAAP.
The Same Store amounts presented include the results of dealerships for the identical months in each period presented in comparison, commencing with the first full month in which the dealership was owned by us and, in the case of dispositions, ending with the last full month it was owned by us. Same Store results also include the activities of our corporate headquarters.
Certain disclosures are reported as zero balances or may not compute due to rounding.
SOURCE: Group 1 Automotive, Inc.
Investor contacts:
Sheila Roth
Manager, Investor Relations
Group 1 Automotive, Inc.
713-647-5741 | sroth@group1auto.com
Media contacts:
Pete DeLongchamps
Senior Vice President, Manufacturer Relations, Financial Services and Public Affairs
Group 1 Automotive, Inc.
713-647-5770 | pdelongchamps@group1auto.com
or
Clint Woods
Pierpont Communications, Inc.
713-627-2223 | cwoods@piercom.com

Group 1 Automotive, Inc.
Condensed Consolidated Statements of Operations
(Unaudited)
(In millions, except per share data)

	Three Months Ended June 30,
	2020	2019	Increase/(Decrease)	% Change
REVENUES:
New vehicle retail sales	$1,062.7	$1,565.4	$(502.7)	(32.1)%
Used vehicle retail sales	641.2	838.9	(197.7)	(23.6)%
Used vehicle wholesale sales	48.7	96.0	(47.3)	(49.3)%
Parts and service sales	282.0	378.2	(96.2)	(25.4)%
Finance, insurance and other, net	96.7	127.3	(30.5)	(24.0)%
Total revenues	2,131.2	3,005.7	(874.5)	(29.1)%
COST OF SALES:
New vehicle retail sales	998.9	1,495.7	(496.8)	(33.2)%
Used vehicle retail sales	594.9	785.6	(190.7)	(24.3)%
Used vehicle wholesale sales	46.6	96.1	(49.5)	(51.5)%
Parts and service sales	132.0	174.1	(42.1)	(24.2)%
Total cost of sales	1,772.4	2,551.4	(779.0)	(30.5)%
GROSS PROFIT	358.8	454.3	(95.4)	(21.0)%
Selling, general and administrative expenses	237.2	338.7	(101.5)	(30.0)%
Depreciation and amortization expense	18.8	17.9	0.9	5.0%
Asset impairments	23.8	0.5	23.3	4,336.2%
INCOME (LOSS) FROM OPERATIONS	79.0	97.1	(18.1)	(18.6)%
Floorplan interest expense	10.1	15.9	(5.8)	(36.4)%
Other interest expense, net	16.2	18.0	(1.8)	(9.8)%
(Gain) loss on extinguishment of debt	10.4	—	10.4	—%
INCOME (LOSS) BEFORE INCOME TAXES	42.3	63.2	(20.9)	(33.1)%
(Benefit) provision for income taxes	12.2	14.0	(1.8)	(13.2)%
NET INCOME (LOSS)	$30.2	$49.2	$(19.1)	(38.7)%
Less: Earnings (loss) allocated to participating securities	1.1	1.8	(0.8)	(40.9)%
Net income (loss) available to diluted common shares	$29.1	$47.4	$(18.3)	(38.6)%
DILUTED EARNINGS (LOSS) PER SHARE	$1.63	$2.64	$(1.01)	(38.2)%
Weighted average dilutive common shares outstanding	17.8	17.9	(0.1)	(0.7)%
Weighted average participating securities	0.7	0.7	—	(5.0)%
Total weighted average shares	18.5	18.6	(0.2)	(0.8)%
Effective tax rate	28.7%	22.2%	6.6%

Group 1 Automotive, Inc.
Condensed Consolidated Statements of Operations
(Unaudited)
(In millions, except per share data)

	Six Months Ended June 30,
	2020	2019	Increase/(Decrease)	% Change
REVENUES:
New vehicle retail sales	$2,404.8	$2,979.9	$(575.0)	(19.3)%
Used vehicle retail sales	1,420.3	1,658.1	(237.8)	(14.3)%
Used vehicle wholesale sales	135.2	188.1	(53.0)	(28.2)%
Parts and service sales	652.6	747.3	(94.8)	(12.7)%
Finance, insurance and other, net	209.2	240.6	(31.5)	(13.1)%
Total revenues	4,822.0	5,814.1	(992.1)	(17.1)%
COST OF SALES:
New vehicle retail sales	2,278.3	2,838.8	(560.5)	(19.7)%
Used vehicle retail sales	1,331.8	1,557.0	(225.2)	(14.5)%
Used vehicle wholesale sales	132.1	187.8	(55.6)	(29.6)%
Parts and service sales	304.5	344.8	(40.2)	(11.7)%
Total cost of sales	4,046.7	4,928.3	(881.6)	(17.9)%
GROSS PROFIT	775.3	885.8	(110.5)	(12.5)%
Selling, general and administrative expenses	565.1	666.4	(101.3)	(15.2)%
Depreciation and amortization expense	37.4	34.9	2.5	7.2%
Asset impairments	23.8	0.5	23.3	4,336.2%
INCOME (LOSS) FROM OPERATIONS	148.9	183.9	(35.0)	(19.0)%
Floorplan interest expense	23.0	31.6	(8.7)	(27.3)%
Other interest expense, net	34.3	36.9	(2.5)	(6.9)%
(Gain) loss on extinguishment of debt	10.4	—	10.4	—%
INCOME (LOSS) BEFORE INCOME TAXES	81.2	115.4	(34.2)	(29.6)%
(Benefit) provision for income taxes	21.3	27.5	(6.3)	(22.7)%
NET INCOME (LOSS)	$60.0	$87.9	$(27.9)	(31.8)%
Less: Earnings (loss) allocated to participating securities	2.1	3.3	(1.2)	(34.9)%
Net income (loss) available to diluted common shares	$57.8	$84.6	$(26.8)	(31.7)%
DILUTED EARNINGS (LOSS) PER SHARE	$3.25	$4.73	$(1.49)	(31.4)%
Weighted average dilutive common shares outstanding	17.8	17.9	(0.1)	(0.4)%
Weighted average participating securities	0.7	0.7	—	(4.7)%
Total weighted average shares	18.5	18.6	(0.1)	(0.5)%
Effective tax rate	26.2%	23.9%	2.3%

Group 1 Automotive, Inc.
Condensed Consolidated Balance Sheets
(Unaudited)
(In millions)

	June 30, 2020	December 31, 2019	Increase/(Decrease)	% Change
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$72.7	$23.8	$48.9	206.0%
Contracts-in-transit and vehicle receivables, net of allowance of $0.4 and $0.3, respectively	173.3	253.8	(80.5)	(31.7)%
Accounts and notes receivable, net of allowance of $3.5 and $2.8, respectively	152.5	225.1	(72.6)	(32.2)%
Inventories, net	1,327.1	1,901.7	(574.7)	(30.2)%
Prepaid expenses	88.0	96.4	(8.4)	(8.7)%
Other current assets	21.1	15.5	5.6	36.0%
TOTAL CURRENT ASSETS	1,834.6	2,516.3	(681.7)	(27.1)%
Property and equipment, net of accumulated depreciation of $421.6 and $400.2, respectively	1,548.9	1,547.1	1.8	0.1%
Operating lease assets	219.1	220.1	(1.0)	(0.5)%
Goodwill	989.7	1,008.3	(18.6)	(1.8)%
Intangible franchise rights	240.5	253.5	(13.0)	(5.1)%
Other long-term assets	26.7	24.8	1.9	7.5%
TOTAL ASSETS	$4,859.6	$5,570.2	$(710.6)	(12.8)%

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Floorplan notes payable — credit facility and other, net of offset account of $99.7 and $106.8, respectively	$696.6	$1,144.4	$(447.8)	(39.1)%
Floorplan notes payable — manufacturer affiliates, net of offset account of $8.1 and $4.1, respectively	357.7	459.9	(102.1)	(22.2)%
Current maturities of long-term debt	54.6	59.1	(4.6)	(7.7)%
Current operating lease liabilities	23.6	24.6	(1.0)	(4.2)%
Accounts payable	442.7	527.5	(84.8)	(16.1)%
Accrued expenses and other current liabilities	199.9	206.7	(6.8)	(3.3)%
TOTAL CURRENT LIABILITIES	1,775.1	2,422.3	(647.2)	(26.7)%
Long-term debt	1,360.7	1,432.1	(71.4)	(5.0)%
Long-term operating lease liabilities	214.2	210.7	3.5	1.7%
Deferred income taxes	135.4	145.7	(10.3)	(7.1)%
Long-term interest rate swap liabilities	49.3	4.4	44.9	1,021.3%
Other long-term liabilities	109.0	99.2	9.7	9.8%
STOCKHOLDERS’ EQUITY:
Common stock	0.3	0.3	—	(0.2)%
Additional paid-in capital	300.0	295.3	4.7	1.6%
Retained earnings	1,596.9	1,542.4	54.4	3.5%
Accumulated other comprehensive income (loss)	(213.3)	(147.0)	(66.4)	45.2%
Treasury stock	(467.9)	(435.3)	(32.6)	7.5%
TOTAL STOCKHOLDERS’ EQUITY	1,215.9	1,255.7	(39.8)	(3.2)%
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$4,859.6	$5,570.2	$(710.6)	(12.8)%

Group 1 Automotive, Inc.
Additional Information - Consolidated
(Unaudited)

		Three Months Ended June 30,		Six Months Ended June 30,
		2020 (%)	2019 (%)	2020 (%)	2019 (%)
New vehicle unit sales geographic mix
Region	Geographic Market
United States	Texas	42.4	36.1	38.1	35.2
	Oklahoma	9.0	6.8	7.7	6.5
	California	5.1	5.8	4.9	5.6
	Georgia	5.0	4.6	4.7	4.4
	Massachusetts	4.3	4.7	4.3	4.5
	Florida	3.0	2.5	2.8	2.6
	Louisiana	2.6	2.7	2.3	2.5
	New Hampshire	2.2	1.8	1.9	1.7
	New Jersey	1.9	1.7	1.8	1.8
	South Carolina	1.9	1.7	1.8	1.7
	New Mexico	1.6	0.2	1.3	0.2
	Kansas	1.2	1.1	1.1	1.1
	Mississippi	1.3	1.2	1.1	1.2
	Alabama	0.8	0.7	0.7	0.7
	Maryland	0.4	0.5	0.4	0.5
		82.9	72.0	75.1	70.0

International	United Kingdom	14.5	22.0	20.6	24.3
	Brazil	2.6	6.0	4.3	5.7
		100.0	100.0	100.0	100.0

New vehicle unit sales brand mix
Toyota/Lexus		22.8	24.9	23.1	24.0
Volkswagen/Audi/Porsche/SEAT/SKODA		11.7	13.4	14.2	14.2
BMW/MINI		10.5	11.9	11.2	12.2
Ford/Lincoln		12.3	10.6	11.1	10.6
Honda/Acura		9.9	10.6	9.6	10.7
Chevrolet/GMC/Buick/Cadillac		8.7	6.7	7.6	6.5
Nissan		5.9	6.3	5.6	6.1
Mercedes-Benz/Smart/Sprinter		5.3	5.1	5.3	5.3
Hyundai/Kia/Genesis		4.8	3.9	4.4	3.7
Chrysler/Dodge/Jeep/RAM		4.9	3.3	4.1	3.2
Jaguar/Land Rover		1.7	1.7	2.2	2.1
Other		1.6	1.7	1.7	1.4
		100.0	100.0	100.0	100.0

Group 1 Automotive, Inc.
Reported Operating Data - Consolidated
(Unaudited)
(In millions, except unit data)

	Three Months Ended June 30,
	2020	2019	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$1,062.7	$1,565.4	$(502.7)	(32.1)%	$(11.0)	(31.4)%
Used vehicle retail sales	641.2	838.9	(197.7)	(23.6)%	(5.6)	(22.9)%
Used vehicle wholesale sales	48.7	96.0	(47.3)	(49.3)%	(1.6)	(47.7)%
Total used	689.9	934.9	(245.0)	(26.2)%	(7.2)	(25.4)%
Parts and service sales	282.0	378.2	(96.2)	(25.4)%	(2.9)	(24.7)%
F&I, net	96.7	127.3	(30.5)	(24.0)%	(0.4)	(23.7)%
Total revenues	$2,131.2	$3,005.7	$(874.5)	(29.1)%	$(21.4)	(28.4)%
Gross profit:
New vehicle retail sales	$63.8	$69.7	$(5.9)	(8.5)%	$(0.7)	(7.6)%
Used vehicle retail sales	46.3	53.3	(7.0)	(13.2)%	(0.3)	(12.6)%
Used vehicle wholesale sales	2.0	(0.1)	2.1	2,271.7%	—	2,312.8%
Total used	48.3	53.2	(4.9)	(9.2)%	(0.4)	(8.5)%
Parts and service sales	150.0	204.1	(54.1)	(26.5)%	(1.3)	(25.9)%
F&I, net	96.7	127.3	(30.5)	(24.0)%	(0.4)	(23.7)%
Total gross profit	$358.8	$454.3	$(95.4)	(21.0)%	$(2.7)	(20.4)%
Gross margin:
New vehicle retail sales	6.0%	4.5%	1.5%
Used vehicle retail sales	7.2%	6.4%	0.9%
Used vehicle wholesale sales	4.2%	(0.1)%	4.3%
Total used	7.0%	5.7%	1.3%
Parts and service sales	53.2%	54.0%	(0.8)%
F&I, net	100.0%	100.0%	—%
Total gross margin	16.8%	15.1%	1.7%
Units sold:
Retail new vehicles sold	26,472	42,093	(15,621)	(37.1)%
Retail used vehicles sold	30,528	39,745	(9,217)	(23.2)%
Wholesale used vehicles sold	7,303	13,084	(5,781)	(44.2)%
Total used	37,831	52,829	(14,998)	(28.4)%
Average sales price per unit sold:
New vehicle retail	$40,143	$37,189	$2,955	7.9%	$(414)	9.1%
Used vehicle retail	$21,004	$21,107	$(103)	(0.5)%	$(184)	0.4%
Gross profit per unit sold:
New vehicle retail sales	$2,409	$1,656	$753	45.5%	$(25)	47.0%
Used vehicle retail sales	$1,516	$1,341	$175	13.1%	$(10)	13.8%
Used vehicle wholesale sales	$278	$(7)	$285	3,990.7%	$(5)	4,064.4%
Total used	$1,277	$1,007	$270	26.8%	$(9)	27.7%
F&I PRU	$1,697	$1,555	$142	9.1%	$(7)	9.6%
Other:
SG&A expenses	$237.2	$338.7	$(101.5)	(30.0)%	$(3.0)	(29.1)%
Adjusted SG&A expenses (1)	$225.4	$335.3	$(109.9)	(32.8)%	$(3.0)	(31.9)%
SG&A as % gross profit	66.1%	74.6%	(8.5)%
Adjusted SG&A as % gross profit (1)	62.8%	73.8%	(11.0)%
Operating margin %	3.7%	3.2%	0.5%
Adjusted operating margin % (1)	5.4%	3.4%	2.0%
Pretax margin %	2.0%	2.1%	(0.1)%
Adjusted pretax margin % (1)	4.1%	2.2%	1.9%
Floorplan expense:
Floorplan interest expense	$10.1	$15.9	$(5.8)	(36.4)%	$(0.1)	(35.5)%
Less: Floorplan assistance (2)	9.8	11.8	(2.0)	(16.9)%	—	(16.9)%
Net floorplan expense	$0.3	$4.1	$(3.8)	(92.3)%	$(0.1)	(88.8)%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.
(2) Floorplan assistance is included within New vehicle retail Gross Profit above and New vehicle retail Cost of sales in our Condensed Consolidated Statements of Operations.

Group 1 Automotive, Inc.
Reported Operating Data - Consolidated
(Unaudited)
(In millions, except unit data)

	Six Months Ended June 30,
	2020	2019	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$2,404.8	$2,979.9	$(575.0)	(19.3)%	$(27.7)	(18.4)%
Used vehicle retail sales	1,420.3	1,658.1	(237.8)	(14.3)%	(10.5)	(13.7)%
Used vehicle wholesale sales	135.2	188.1	(53.0)	(28.2)%	(2.5)	(26.8)%
Total used	1,555.4	1,846.2	(290.8)	(15.8)%	(13.0)	(15.0)%
Parts and service sales	652.6	747.3	(94.8)	(12.7)%	(5.0)	(12.0)%
F&I, net	209.2	240.6	(31.5)	(13.1)%	(0.9)	(12.7)%
Total revenues	$4,822.0	$5,814.1	$(992.1)	(17.1)%	$(46.6)	(16.3)%
Gross profit:
New vehicle retail sales	$126.6	$141.1	$(14.5)	(10.3)%	$(1.7)	(9.1)%
Used vehicle retail sales	88.4	101.1	(12.7)	(12.5)%	(0.6)	(11.9)%
Used vehicle wholesale sales	3.0	0.4	2.7	747.0%	(0.1)	766.1%
Total used	91.5	101.5	(10.0)	(9.9)%	(0.7)	(9.2)%
Parts and service sales	348.0	402.6	(54.5)	(13.5)%	(2.3)	(13.0)%
F&I, net	209.2	240.6	(31.5)	(13.1)%	(0.9)	(12.7)%
Total gross profit	$775.3	$885.8	$(110.5)	(12.5)%	$(5.6)	(11.8)%
Gross margin:
New vehicle retail sales	5.3%	4.7%	0.5%
Used vehicle retail sales	6.2%	6.1%	0.1%
Used vehicle wholesale sales	2.2%	0.2%	2.1%
Total used	5.9%	5.5%	0.4%
Parts and service sales	53.3%	53.9%	(0.5)%
F&I, net	100.0%	100.0%	—%
Total gross margin	16.1%	15.2%	0.8%
Units sold:
Retail new vehicles sold	61,832	80,967	(19,135)	(23.6)%
Retail used vehicles sold	67,318	78,581	(11,263)	(14.3)%
Wholesale used vehicles sold	19,389	26,073	(6,684)	(25.6)%
Total used	86,707	104,654	(17,947)	(17.1)%
Average sales price per unit sold:
New vehicle retail	$38,893	$36,803	$2,090	5.7%	$(449)	6.9%
Used vehicle retail	$21,098	$21,101	$(3)	—%	$(156)	0.7%
Gross profit per unit sold:
New vehicle retail sales	$2,047	$1,743	$305	17.5%	$(27)	19.1%
Used vehicle retail sales	$1,314	$1,287	$27	2.1%	$(9)	2.8%
Used vehicle wholesale sales	$156	$14	$143	1,039.0%	$(4)	1,064.6%
Total used	$1,055	$969	$85	8.8%	$(8)	9.6%
F&I PRU	$1,620	$1,508	$111	7.4%	$(7)	7.9%
Other:
SG&A expenses	$565.1	$666.4	$(101.3)	(15.2)%	$(5.7)	(14.3)%
Adjusted SG&A expenses (1)	$552.5	$663.8	$(111.3)	(16.8)%	$(5.4)	(16.0)%
SG&A as % gross profit	72.9%	75.2%	(2.3)%
Adjusted SG&A as % gross profit (1)	71.3%	74.9%	(3.7)%
Operating margin %	3.1%	3.2%	(0.1)%
Adjusted operating margin % (1)	3.8%	3.2%	0.6%
Pretax margin %	1.7%	2.0%	(0.3)%
Adjusted pretax margin % (1)	2.7%	2.0%	0.6%
Floorplan expense:
Floorplan interest expense	$23.0	$31.6	$(8.7)	(27.3)%	$(0.2)	(26.7)%
Less: Floorplan assistance (2)	20.4	22.3	(1.9)	(8.6)%	—	(8.6)%
Net floorplan expense	$2.6	$9.4	$(6.7)	(72.0)%	$(0.2)	(70.0)%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.
(2) Floorplan assistance is included within New vehicle retail Gross Profit above and New vehicle retail Cost of sales in our Condensed Consolidated Statements of Operations.

Group 1 Automotive, Inc.
Reported Operating Data - U.S.
(Unaudited)
(In millions, except unit data)

	Three Months Ended June 30,
	2020	2019	Increase/(Decrease)	% Change
Revenues:
New vehicle retail sales	$915.7	$1,188.8	$(273.1)	(23.0)%
Used vehicle retail sales	540.9	625.5	(84.5)	(13.5)%
Used vehicle wholesale sales	30.5	44.3	(13.8)	(31.1)%
Total used	571.4	669.7	(98.3)	(14.7)%
Parts and service sales	254.2	309.6	(55.4)	(17.9)%
F&I, net	89.8	110.5	(20.7)	(18.8)%
Total revenues	$1,831.1	$2,278.7	$(447.6)	(19.6)%
Gross profit:
New vehicle retail sales	$56.5	$54.8	$1.8	3.2%
Used vehicle retail sales	41.0	43.3	(2.4)	(5.5)%
Used vehicle wholesale sales	1.6	0.9	0.7	73.8%
Total used	42.6	44.2	(1.7)	(3.8)%
Parts and service sales	135.6	167.2	(31.6)	(18.9)%
F&I, net	89.8	110.5	(20.7)	(18.8)%
Total gross profit	$324.5	$376.7	$(52.2)	(13.9)%
Gross margin:
New vehicle retail sales	6.2%	4.6%	1.6%
Used vehicle retail sales	7.6%	6.9%	0.6%
Used vehicle wholesale sales	5.2%	2.1%	3.2%
Total used	7.4%	6.6%	0.8%
Parts and service sales	53.3%	54.0%	(0.7)%
F&I, net	100.0%	100.0%	—%
Total gross margin	17.7%	16.5%	1.2%
Units sold:
Retail new vehicles sold	21,937	30,318	(8,381)	(27.6)%
Retail used vehicles sold	26,132	30,477	(4,345)	(14.3)%
Wholesale used vehicles sold	5,150	6,828	(1,678)	(24.6)%
Total used	31,282	37,305	(6,023)	(16.1)%
Average sales price per unit sold:
New vehicle retail	$41,742	$39,211	$2,531	6.5%
Used vehicle retail	$20,699	$20,522	$177	0.9%
Gross profit per unit sold:
New vehicle retail sales	$2,576	$1,806	$771	42.7%
Used vehicle retail sales	$1,568	$1,422	$146	10.3%
Used vehicle wholesale sales	$311	$135	$176	130.4%
Total used	$1,361	$1,186	$175	14.7%
F&I PRU	$1,868	$1,818	$50	2.7%
Other:
SG&A expenses	$203.3	$268.1	$(64.8)	(24.2)%
Adjusted SG&A expenses (1)	$192.7	$264.1	$(71.4)	(27.0)%
SG&A as % gross profit	62.6%	71.2%	(8.5)%
Adjusted SG&A as % gross profit (1)	59.4%	70.1%	(10.7)%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Reported Operating Data - U.S.
(Unaudited)
(In millions, except unit data)

	Six Months Ended June 30,
	2020	2019	Increase/(Decrease)	% Change
Revenues:
New vehicle retail sales	$1,904.1	$2,220.5	$(316.5)	(14.3)%
Used vehicle retail sales	1,111.2	1,219.9	(108.6)	(8.9)%
Used vehicle wholesale sales	77.3	87.1	(9.8)	(11.2)%
Total used	1,188.6	1,307.0	(118.4)	(9.1)%
Parts and service sales	558.9	607.2	(48.4)	(8.0)%
F&I, net	187.2	206.7	(19.5)	(9.4)%
Total revenues	$3,838.7	$4,341.5	$(502.8)	(11.6)%
Gross profit:
New vehicle retail sales	$103.8	$105.6	$(1.8)	(1.7)%
Used vehicle retail sales	72.9	81.6	(8.7)	(10.7)%
Used vehicle wholesale sales	2.4	2.1	0.3	16.4%
Total used	75.3	83.7	(8.4)	(10.0)%
Parts and service sales	299.1	327.7	(28.6)	(8.7)%
F&I, net	187.2	206.7	(19.5)	(9.4)%
Total gross profit	$665.4	$723.6	$(58.2)	(8.0)%
Gross margin:
New vehicle retail sales	5.5%	4.8%	0.7%
Used vehicle retail sales	6.6%	6.7%	(0.1)%
Used vehicle wholesale sales	3.1%	2.4%	0.7%
Total used	6.3%	6.4%	(0.1)%
Parts and service sales	53.5%	54.0%	(0.4)%
F&I, net	100.0%	100.0%	—%
Total gross margin	17.3%	16.7%	0.7%
Units sold:
Retail new vehicles sold	46,432	56,708	(10,276)	(18.1)%
Retail used vehicles sold	53,800	59,794	(5,994)	(10.0)%
Wholesale used vehicles sold	12,177	13,978	(1,801)	(12.9)%
Total used	65,977	73,772	(7,795)	(10.6)%
Average sales price per unit sold:
New vehicle retail	$41,008	$39,157	$1,850	4.7%
Used vehicle retail	$20,655	$20,401	$254	1.2%
Gross profit per unit sold:
New vehicle retail sales	$2,235	$1,861	$374	20.1%
Used vehicle retail sales	$1,355	$1,365	$(10)	(0.7)%
Used vehicle wholesale sales	$199	$149	$50	33.6%
Total used	$1,142	$1,135	$7	0.6%
F&I PRU	$1,868	$1,774	$93	5.3%
Other:
SG&A expenses	$460.8	$524.2	$(63.5)	(12.1)%
Adjusted SG&A expenses (1)	$450.2	$521.7	$(71.4)	(13.7)%
SG&A as % gross profit	69.2%	72.4%	(3.2)%
Adjusted SG&A as % gross profit (1)	67.7%	72.1%	(4.4)%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Reported Operating Data - U.K.
(Unaudited)
(In millions, except unit data)

	Three Months Ended June 30,
	2020	2019	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$127.2	$302.2	$(175.0)	(57.9)%	$(3.9)	(56.6)%
Used vehicle retail sales	92.8	194.0	(101.2)	(52.2)%	(3.0)	(50.6)%
Used vehicle wholesale sales	15.3	46.9	(31.6)	(67.5)%	(0.5)	(66.4)%
Total used	108.1	240.9	(132.8)	(55.1)%	(3.5)	(53.7)%
Parts and service sales	21.8	56.4	(34.5)	(61.3)%	(0.7)	(60.0)%
F&I, net	6.4	15.0	(8.6)	(57.4)%	(0.2)	(56.2)%
Total revenues	$263.5	$614.4	$(350.9)	(57.1)%	$(8.3)	(55.8)%
Gross profit:
New vehicle retail sales	$5.9	$10.6	$(4.8)	(44.8)%	$(0.2)	(43.2)%
Used vehicle retail sales	4.9	8.3	(3.4)	(41.1)%	(0.2)	(39.1)%
Used vehicle wholesale sales	0.4	(1.3)	1.6	127.3%	—	128.0%
Total used	5.2	7.0	(1.8)	(25.2)%	(0.2)	(22.8)%
Parts and service sales	11.9	31.5	(19.5)	(62.1)%	(0.4)	(60.9)%
F&I, net	6.4	15.0	(8.6)	(57.4)%	(0.2)	(56.2)%
Total gross profit	$29.4	$64.1	$(34.7)	(54.1)%	$(0.9)	(52.7)%
Gross margin:
New vehicle retail sales	4.6%	3.5%	1.1%
Used vehicle retail sales	5.3%	4.3%	1.0%
Used vehicle wholesale sales	2.3%	(2.7)%	5.0%
Total used	4.8%	2.9%	1.9%
Parts and service sales	54.7%	55.9%	(1.2)%
F&I, net	100.0%	100.0%	—%
Total gross margin	11.2%	10.4%	0.7%
Units sold:
Retail new vehicles sold	3,841	9,266	(5,425)	(58.5)%
Retail used vehicles sold	4,040	8,280	(4,240)	(51.2)%
Wholesale used vehicles sold	1,829	5,772	(3,943)	(68.3)%
Total used	5,869	14,052	(8,183)	(58.2)%
Average sales price per unit sold:
New vehicle retail	$33,119	$32,617	$502	1.5%	$(1,012)	4.6%
Used vehicle retail	$22,978	$23,431	$(453)	(1.9)%	$(740)	1.2%
Gross profit per unit sold:
New vehicle retail sales	$1,527	$1,147	$380	33.2%	$(45)	37.1%
Used vehicle retail sales	$1,209	$1,001	$208	20.8%	$(40)	24.8%
Used vehicle wholesale sales	$192	$(223)	$415	186.1%	$(5)	188.2%
Total used	$892	$498	$394	79.1%	$(29)	84.9%
F&I PRU	$808	$853	$(45)	(5.2)%	$(23)	(2.6)%
Other:
SG&A expenses	$28.3	$59.0	$(30.7)	(52.1)%	$(1.0)	(50.4)%
Adjusted SG&A expenses (1)	$27.1	$59.0	$(31.9)	(54.1)%	$(0.9)	(52.5)%
SG&A as % gross profit	96.2%	92.1%	4.1%
Adjusted SG&A as % gross profit (1)	92.1%	92.1%	(0.1)%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Reported Operating Data - U.K.
(Unaudited)
(In millions, except unit data)

	Six Months Ended June 30,
	2020	2019	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$423.5	$620.8	$(197.3)	(31.8)%	$(11.5)	(29.9)%
Used vehicle retail sales	281.6	397.6	(115.9)	(29.2)%	(4.7)	(28.0)%
Used vehicle wholesale sales	51.1	92.1	(41.1)	(44.6)%	(0.8)	(43.7)%
Total used	332.7	489.7	(157.0)	(32.1)%	(5.5)	(30.9)%
Parts and service sales	78.3	115.9	(37.7)	(32.5)%	(1.3)	(31.4)%
F&I, net	19.7	30.2	(10.5)	(34.7)%	(0.4)	(33.3)%
Total revenues	$854.2	$1,256.6	$(402.4)	(32.0)%	$(18.7)	(30.5)%
Gross profit:
New vehicle retail sales	$17.9	$27.4	$(9.5)	(34.6)%	$(0.6)	(32.3)%
Used vehicle retail sales	14.0	16.6	(2.5)	(15.3)%	(0.3)	(13.6)%
Used vehicle wholesale sales	0.3	(2.3)	2.6	113.9%	—	114.1%
Total used	14.4	14.3	0.1	0.6%	(0.3)	2.5%
Parts and service sales	42.3	64.2	(22.0)	(34.2)%	(0.7)	(33.1)%
F&I, net	19.7	30.2	(10.5)	(34.7)%	(0.4)	(33.3)%
Total gross profit	$94.2	$136.1	$(41.8)	(30.7)%	$(2.1)	(29.2)%
Gross margin:
New vehicle retail sales	4.2%	4.4%	(0.2)%
Used vehicle retail sales	5.0%	4.2%	0.8%
Used vehicle wholesale sales	0.6%	(2.5)%	3.1%
Total used	4.3%	2.9%	1.4%
Parts and service sales	54.0%	55.4%	(1.4)%
F&I, net	100.0%	100.0%	—%
Total gross margin	11.0%	10.8%	0.2%
Units sold:
Retail new vehicles sold	12,735	19,610	(6,875)	(35.1)%
Retail used vehicles sold	12,064	16,711	(4,647)	(27.8)%
Wholesale used vehicles sold	6,413	11,139	(4,726)	(42.4)%
Total used	18,477	27,850	(9,373)	(33.7)%
Average sales price per unit sold:
New vehicle retail	$33,255	$31,657	$1,598	5.0%	$(900)	7.9%
Used vehicle retail	$23,344	$23,791	$(447)	(1.9)%	$(388)	(0.2)%
Gross profit per unit sold:
New vehicle retail sales	$1,407	$1,397	$10	0.7%	$(50)	4.3%
Used vehicle retail sales	$1,164	$992	$172	17.4%	$(23)	19.6%
Used vehicle wholesale sales	$50	$(206)	$256	124.2%	$(1)	124.4%
Total used	$777	$513	$265	51.6%	$(15)	54.5%
F&I PRU	$794	$830	$(37)	(4.4)%	$(18)	(2.3)%
Other:
SG&A expenses	$88.2	$118.2	$(30.1)	(25.4)%	$(1.8)	(23.9)%
Adjusted SG&A expenses (1)	$86.9	$118.2	$(31.3)	(26.5)%	$(1.7)	(25.0)%
SG&A as % gross profit	93.5%	86.9%	6.6%
Adjusted SG&A as % gross profit (1)	92.2%	86.9%	5.4%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Reported Operating Data - Brazil
(Unaudited)
(In millions, except unit data)

	Three Months Ended June 30,
	2020	2019	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$19.8	$74.4	$(54.6)	(73.4)%	$(7.1)	(63.9)%
Used vehicle retail sales	7.5	19.4	(12.0)	(61.6)%	(2.6)	(48.0)%
Used vehicle wholesale sales	2.9	4.8	(2.0)	(40.5)%	(1.1)	(18.5)%
Total used	10.3	24.3	(13.9)	(57.4)%	(3.7)	(42.1)%
Parts and service sales	5.9	12.2	(6.3)	(51.5)%	(2.2)	(33.7)%
F&I, net	0.6	1.8	(1.2)	(67.7)%	(0.2)	(56.0)%
Total revenues	$36.6	$112.6	$(76.0)	(67.5)%	$(13.2)	(55.8)%
Gross profit:
New vehicle retail sales	$1.4	$4.3	$(2.9)	(67.9)%	$(0.5)	(56.6)%
Used vehicle retail sales	0.4	1.7	(1.2)	(74.2)%	(0.1)	(65.3)%
Used vehicle wholesale sales	0.1	0.3	(0.2)	(70.7)%	—	(59.8)%
Total used	0.5	1.9	(1.4)	(73.7)%	(0.2)	(64.5)%
Parts and service sales	2.5	5.4	(2.9)	(54.5)%	(0.9)	(37.8)%
F&I, net	0.6	1.8	(1.2)	(67.7)%	(0.2)	(56.0)%
Total gross profit	$4.9	$13.5	$(8.5)	(63.3)%	$(1.8)	(50.1)%
Gross margin:
New vehicle retail sales	7.0%	5.8%	1.2%
Used vehicle retail sales	5.8%	8.6%	(2.8)%
Used vehicle wholesale sales	2.8%	5.7%	(2.9)%
Total used	4.9%	8.0%	(3.1)%
Parts and service sales	41.8%	44.5%	(2.7)%
F&I, net	100.0%	100.0%	—%
Total gross margin	13.5%	12.0%	1.5%
Units sold:
Retail new vehicles sold	694	2,509	(1,815)	(72.3)%
Retail used vehicles sold	356	988	(632)	(64.0)%
Wholesale used vehicles sold	324	484	(160)	(33.1)%
Total used	680	1,472	(792)	(53.8)%
Average sales price per unit sold:
New vehicle retail	$28,495	$29,637	$(1,141)	(3.9)%	$(10,198)	30.6%
Used vehicle retail	$20,983	$19,673	$1,311	6.7%	$(7,400)	44.3%
Gross profit per unit sold:
New vehicle retail sales	$1,999	$1,725	$274	15.9%	$(710)	57.0%
Used vehicle retail sales	$1,213	$1,693	$(480)	(28.4)%	$(419)	(3.6)%
Used vehicle wholesale sales	$247	$565	$(318)	(56.3)%	$(92)	(39.9)%
Total used	$752	$1,322	$(570)	(43.1)%	$(264)	(23.2)%
F&I PRU	$550	$511	$39	7.5%	$(199)	46.5%
Other:
SG&A expenses	$5.6	$11.6	$(6.0)	(51.5)%	$(2.1)	(33.7)%
Adjusted SG&A expenses (1)	$5.6	$12.2	$(6.5)	(53.7)%	$(2.1)	(36.8)%
SG&A as % gross profit	114.0%	86.1%	27.9%
Adjusted SG&A as % gross profit (1)	114.0%	90.3%	23.7%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Reported Operating Data - Brazil
(Unaudited)
(In millions, except unit data)

	Six Months Ended June 30,
	2020	2019	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$77.3	$138.5	$(61.3)	(44.2)%	$(16.3)	(32.5)%
Used vehicle retail sales	27.4	40.7	(13.3)	(32.6)%	(5.8)	(18.3)%
Used vehicle wholesale sales	6.7	8.9	(2.2)	(24.3)%	(1.6)	(5.7)%
Total used	34.1	49.5	(15.4)	(31.1)%	(7.5)	(16.0)%
Parts and service sales	15.5	24.2	(8.7)	(36.1)%	(3.7)	(20.7)%
F&I, net	2.3	3.8	(1.5)	(39.1)%	(0.5)	(26.2)%
Total revenues	$129.1	$216.0	$(86.9)	(40.2)%	$(28.0)	(27.3)%
Gross profit:
New vehicle retail sales	$4.9	$8.1	$(3.2)	(39.8)%	$(1.1)	(26.9)%
Used vehicle retail sales	1.5	2.9	(1.4)	(49.1)%	(0.3)	(38.1)%
Used vehicle wholesale sales	0.3	0.6	(0.3)	(50.2)%	(0.1)	(38.8)%
Total used	1.8	3.5	(1.7)	(49.2)%	(0.4)	(38.2)%
Parts and service sales	6.7	10.7	(4.0)	(37.6)%	(1.6)	(22.8)%
F&I, net	2.3	3.8	(1.5)	(39.1)%	(0.5)	(26.2)%
Total gross profit	$15.6	$26.1	$(10.4)	(40.1)%	$(3.5)	(26.6)%
Gross margin:
New vehicle retail sales	6.3%	5.9%	0.5%
Used vehicle retail sales	5.4%	7.2%	(1.7)%
Used vehicle wholesale sales	4.2%	6.4%	(2.2)%
Total used	5.2%	7.0%	(1.8)%
Parts and service sales	43.1%	44.1%	(1.0)%
F&I, net	100.0%	100.0%	—%
Total gross margin	12.1%	12.1%	—%
Units sold:
Retail new vehicles sold	2,665	4,649	(1,984)	(42.7)%
Retail used vehicles sold	1,454	2,076	(622)	(30.0)%
Wholesale used vehicles sold	799	956	(157)	(16.4)%
Total used	2,253	3,032	(779)	(25.7)%
Average sales price per unit sold:
New vehicle retail	$28,994	$29,798	$(804)	(2.7)%	$(6,111)	17.8%
Used vehicle retail	$18,847	$19,586	$(739)	(3.8)%	$(4,014)	16.7%
Gross profit per unit sold:
New vehicle retail sales	$1,839	$1,752	$87	5.0%	$(396)	27.6%
Used vehicle retail sales	$1,019	$1,402	$(382)	(27.3)%	$(219)	(11.6)%
Used vehicle wholesale sales	$356	$597	$(241)	(40.4)%	$(81)	(26.8)%
Total used	$784	$1,148	$(364)	(31.7)%	$(170)	(16.9)%
F&I PRU	$557	$561	$(4)	(0.6)%	$(118)	20.5%
Other:
SG&A expenses	$16.2	$24.0	$(7.7)	(32.3)%	$(3.9)	(16.0)%
Adjusted SG&A expenses (1)	$15.3	$24.0	$(8.6)	(36.0)%	$(3.7)	(20.6)%
SG&A as % gross profit	103.8%	91.9%	11.9%
Adjusted SG&A as % gross profit (1)	98.2%	91.9%	6.3%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Same Store Operating Data - Consolidated
(Unaudited)
(In millions, except unit data)

	Three Months Ended June 30,
	2020	2019	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$1,034.4	$1,549.6	$(515.1)	(33.2)%	$(10.6)	(32.6)%
Used vehicle retail sales	620.3	827.1	(206.8)	(25.0)%	(5.4)	(24.4)%
Used vehicle wholesale sales	46.9	92.3	(45.3)	(49.1)%	(1.5)	(47.4)%
Total used	667.2	919.4	(252.1)	(27.4)%	(6.9)	(26.7)%
Parts and service sales	275.3	371.9	(96.6)	(26.0)%	(2.8)	(25.2)%
F&I, net	95.3	126.2	(30.9)	(24.5)%	(0.4)	(24.2)%
Total revenues	$2,072.2	$2,966.9	$(894.7)	(30.2)%	$(20.8)	(29.5)%
Gross profit:
New vehicle retail sales	$61.4	$69.3	$(7.9)	(11.5)%	$(0.7)	(10.5)%
Used vehicle retail sales	44.9	52.8	(7.9)	(15.0)%	(0.3)	(14.4)%
Used vehicle wholesale sales	2.0	—	2.1	4,571.6%	—	4,656.5%
Total used	46.9	52.8	(5.8)	(11.1)%	(0.3)	(10.4)%
Parts and service sales	146.3	201.0	(54.7)	(27.2)%	(1.2)	(26.6)%
F&I, net	95.3	126.2	(30.9)	(24.5)%	(0.4)	(24.2)%
Total gross profit	$349.9	$449.3	$(99.3)	(22.1)%	$(2.6)	(21.5)%
Gross margin:
New vehicle retail sales	5.9%	4.5%	1.5%
Used vehicle retail sales	7.2%	6.4%	0.9%
Used vehicle wholesale sales	4.3%	—%	4.4%
Total used	7.0%	5.7%	1.3%
Parts and service sales	53.1%	54.0%	(0.9)%
F&I, net	100.0%	100.0%	—%
Total gross margin	16.9%	15.1%	1.7%
Units sold:
Retail new vehicles sold	25,767	41,632	(15,865)	(38.1)%
Retail used vehicles sold	29,647	39,109	(9,462)	(24.2)%
Wholesale used vehicles sold	7,103	12,792	(5,689)	(44.5)%
Total used	36,750	51,901	(15,151)	(29.2)%
Average sales price per unit sold:
New vehicle retail	$40,145	$37,220	$2,925	7.9%	$(413)	9.0%
Used vehicle retail	$20,921	$21,148	$(227)	(1.1)%	$(182)	(0.2)%
Gross profit per unit sold:
New vehicle retail sales	$2,383	$1,666	$717	43.1%	$(25)	44.6%
Used vehicle retail sales	$1,514	$1,350	$164	12.1%	$(10)	12.9%
Used vehicle wholesale sales	$286	$(4)	$290	8,153.1%	$(5)	8,305.9%
Total used	$1,277	$1,017	$260	25.6%	$(9)	26.5%
F&I PRU	$1,720	$1,563	$157	10.1%	$(7)	10.5%
Other:
SG&A expenses	$229.5	$333.9	$(104.4)	(31.3)%	$(2.9)	(30.4)%
Adjusted SG&A expenses (1)	$217.8	$329.9	$(112.2)	(34.0)%	$(2.9)	(33.1)%
SG&A as % gross profit	65.6%	74.3%	(8.7)%
Adjusted SG&A as % gross profit (1)	62.2%	73.4%	(11.2)%
Operating margin %	3.8%	3.3%	0.5%
Adjusted operating margin % (1)	5.5%	3.4%	2.1%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Same Store Operating Data - Consolidated
(Unaudited)
(In millions, except unit data)

	Six Months Ended June 30,
	2020	2019	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$2,332.9	$2,943.4	$(610.5)	(20.7)%	$(26.9)	(19.8)%
Used vehicle retail sales	1,373.1	1,631.0	(258.0)	(15.8)%	(10.2)	(15.2)%
Used vehicle wholesale sales	129.9	180.8	(50.9)	(28.2)%	(2.4)	(26.8)%
Total used	1,502.9	1,811.9	(308.9)	(17.0)%	(12.6)	(16.4)%
Parts and service sales	632.9	732.3	(99.4)	(13.6)%	(4.9)	(12.9)%
F&I, net	205.7	238.4	(32.7)	(13.7)%	(0.9)	(13.3)%
Total revenues	$4,674.4	$5,725.9	$(1,051.5)	(18.4)%	$(45.3)	(17.6)%
Gross profit:
New vehicle retail sales	$121.1	$139.8	$(18.7)	(13.4)%	$(1.6)	(12.2)%
Used vehicle retail sales	85.5	100.2	(14.6)	(14.6)%	(0.6)	(14.0)%
Used vehicle wholesale sales	3.0	0.6	2.5	436.5%	(0.1)	448.6%
Total used	88.6	100.7	(12.2)	(12.1)%	(0.6)	(11.4)%
Parts and service sales	337.4	395.2	(57.9)	(14.6)%	(2.2)	(14.1)%
F&I, net	205.7	238.4	(32.7)	(13.7)%	(0.9)	(13.3)%
Total gross profit	$752.8	$874.2	$(121.4)	(13.9)%	$(5.4)	(13.3)%
Gross margin:
New vehicle retail sales	5.2%	4.8%	0.4%
Used vehicle retail sales	6.2%	6.1%	0.1%
Used vehicle wholesale sales	2.3%	0.3%	2.0%
Total used	5.9%	5.6%	0.3%
Parts and service sales	53.3%	54.0%	(0.7)%
F&I, net	100.0%	100.0%	—%
Total gross margin	16.1%	15.3%	0.8%
Units sold:
Retail new vehicles sold	59,921	79,538	(19,617)	(24.7)%
Retail used vehicles sold	65,316	77,152	(11,836)	(15.3)%
Wholesale used vehicles sold	18,718	25,384	(6,666)	(26.3)%
Total used	84,034	102,536	(18,502)	(18.0)%
Average sales price per unit sold:
New vehicle retail	$38,932	$37,006	$1,926	5.2%	$(449)	6.4%
Used vehicle retail	$21,022	$21,140	$(119)	(0.6)%	$(156)	0.2%
Gross profit per unit sold:
New vehicle retail sales	$2,021	$1,758	$263	14.9%	$(27)	16.5%
Used vehicle retail sales	$1,310	$1,298	$11	0.9%	$(9)	1.6%
Used vehicle wholesale sales	$162	$22	$140	627.6%	$(4)	643.9%
Total used	$1,054	$982	$72	7.3%	$(8)	8.1%
F&I PRU	$1,643	$1,521	$121	8.0%	$(7)	8.4%
Other:
SG&A expenses	$544.5	$657.3	$(112.8)	(17.2)%	$(5.5)	(16.3)%
Adjusted SG&A expenses (1)	$531.8	$650.6	$(118.8)	(18.3)%	$(5.2)	(17.5)%
SG&A as % gross profit	72.3%	75.2%	(2.9)%
Adjusted SG&A as % gross profit (1)	70.7%	74.4%	(3.8)%
Operating margin %	3.2%	3.2%	—%
Adjusted operating margin % (1)	4.0%	3.3%	0.7%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Same Store Operating Data - U.S.
(Unaudited)
(In millions, except unit data)

	Three Months Ended June 30,
	2020	2019	Increase/(Decrease)	% Change
Revenues:
New vehicle retail sales	$898.0	$1,184.7	$(286.7)	(24.2)%
Used vehicle retail sales	527.2	619.7	(92.5)	(14.9)%
Used vehicle wholesale sales	29.9	43.4	(13.5)	(31.2)%
Total used	557.1	663.1	(106.0)	(16.0)%
Parts and service sales	249.3	308.0	(58.6)	(19.0)%
F&I, net	88.8	109.8	(21.0)	(19.1)%
Total revenues	$1,793.3	$2,265.6	$(472.4)	(20.8)%
Gross profit:
New vehicle retail sales	$54.7	$54.5	$0.1	0.2%
Used vehicle retail sales	39.9	42.9	(3.0)	(7.1)%
Used vehicle wholesale sales	1.6	0.9	0.7	73.9%
Total used	41.5	43.9	(2.4)	(5.4)%
Parts and service sales	133.0	166.3	(33.3)	(20.0)%
F&I, net	88.8	109.8	(21.0)	(19.1)%
Total gross profit	$317.9	$374.5	$(56.6)	(15.1)%
Gross margin:
New vehicle retail sales	6.1%	4.6%	1.5%
Used vehicle retail sales	7.6%	6.9%	0.6%
Used vehicle wholesale sales	5.4%	2.1%	3.3%
Total used	7.4%	6.6%	0.8%
Parts and service sales	53.3%	54.0%	(0.7)%
F&I, net	100.0%	100.0%	—%
Total gross margin	17.7%	16.5%	1.2%
Units sold:
Retail new vehicles sold	21,583	30,171	(8,588)	(28.5)%
Retail used vehicles sold	25,616	30,055	(4,439)	(14.8)%
Wholesale used vehicles sold	5,087	6,723	(1,636)	(24.3)%
Total used	30,703	36,778	(6,075)	(16.5)%
Average sales price per unit sold:
New vehicle retail	$41,608	$39,267	$2,341	6.0%
Used vehicle retail	$20,581	$20,618	$(37)	(0.2)%
Gross profit per unit sold:
New vehicle retail sales	$2,533	$1,808	$725	40.1%
Used vehicle retail sales	$1,557	$1,429	$129	9.0%
Used vehicle wholesale sales	$316	$137	$178	129.8%
Total used	$1,351	$1,193	$159	13.3%
F&I PRU	$1,882	$1,824	$58	3.2%
Other:
SG&A expenses	$199.1	$266.3	$(67.1)	(25.2)%
Adjusted SG&A expenses (1)	$188.6	$262.3	$(73.7)	(28.1)%
SG&A as % gross profit	62.6%	71.1%	(8.5)%
Adjusted SG&A as % gross profit (1)	59.3%	70.0%	(10.7)%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Same Store Operating Data - U.S.
(Unaudited)
(In millions, except unit data)

	Six Months Ended June 30,
	2020	2019	Increase/(Decrease)	% Change
Revenues:
New vehicle retail sales	$1,868.4	$2,208.7	$(340.3)	(15.4)%
Used vehicle retail sales	1,085.2	1,207.6	(122.3)	(10.1)%
Used vehicle wholesale sales	76.2	85.0	(8.8)	(10.3)%
Total used	1,161.5	1,292.5	(131.1)	(10.1)%
Parts and service sales	547.7	601.6	(53.9)	(9.0)%
F&I, net	185.4	205.4	(20.0)	(9.7)%
Total revenues	$3,763.0	$4,308.2	$(545.2)	(12.7)%
Gross profit:
New vehicle retail sales	$99.8	$105.0	$(5.2)	(5.0)%
Used vehicle retail sales	71.0	80.9	(9.9)	(12.3)%
Used vehicle wholesale sales	2.4	2.1	0.3	15.9%
Total used	73.4	83.0	(9.6)	(11.6)%
Parts and service sales	293.0	324.9	(31.9)	(9.8)%
F&I, net	185.4	205.4	(20.0)	(9.7)%
Total gross profit	$651.6	$718.3	$(66.7)	(9.3)%
Gross margin:
New vehicle retail sales	5.3%	4.8%	0.6%
Used vehicle retail sales	6.5%	6.7%	(0.2)%
Used vehicle wholesale sales	3.2%	2.5%	0.7%
Total used	6.3%	6.4%	(0.1)%
Parts and service sales	53.5%	54.0%	(0.5)%
F&I, net	100.0%	100.0%	—%
Total gross margin	17.3%	16.7%	0.6%
Units sold:
Retail new vehicles sold	45,737	56,316	(10,579)	(18.8)%
Retail used vehicles sold	52,826	58,923	(6,097)	(10.3)%
Wholesale used vehicles sold	12,047	13,685	(1,638)	(12.0)%
Total used	64,873	72,608	(7,735)	(10.7)%
Average sales price per unit sold:
New vehicle retail	$40,851	$39,220	$1,631	4.2%
Used vehicle retail	$20,544	$20,494	$50	0.2%
Gross profit per unit sold:
New vehicle retail sales	$2,181	$1,865	$317	17.0%
Used vehicle retail sales	$1,343	$1,373	$(30)	(2.2)%
Used vehicle wholesale sales	$203	$154	$49	31.7%
Total used	$1,132	$1,143	$(12)	(1.0)%
F&I PRU	$1,881	$1,782	$99	5.6%
Other:
SG&A expenses	$451.2	$522.5	$(71.3)	(13.7)%
Adjusted SG&A expenses (1)	$440.6	$515.8	$(75.2)	(14.6)%
SG&A as % gross profit	69.2%	72.7%	(3.5)%
Adjusted SG&A as % gross profit (1)	67.6%	71.8%	(4.2)%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Same Store Operating Data - U.K.
(Unaudited)
(In millions, except unit data)

	Three Months Ended June 30,
	2020	2019	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$116.6	$292.3	$(175.7)	(60.1)%	$(3.6)	(58.9)%
Used vehicle retail sales	85.6	189.0	(103.4)	(54.7)%	(2.8)	(53.3)%
Used vehicle wholesale sales	14.2	45.6	(31.4)	(68.8)%	(0.5)	(67.8)%
Total used	99.8	234.6	(134.8)	(57.5)%	(3.2)	(56.1)%
Parts and service sales	20.0	52.0	(32.0)	(61.5)%	(0.6)	(60.2)%
F&I, net	5.9	14.6	(8.7)	(59.3)%	(0.2)	(58.2)%
Total revenues	$242.4	$593.5	$(351.1)	(59.2)%	$(7.6)	(57.9)%
Gross profit:
New vehicle retail sales	$5.3	$10.5	$(5.1)	(49.0)%	$(0.2)	(47.5)%
Used vehicle retail sales	4.6	8.4	(3.8)	(45.3)%	(0.2)	(43.5)%
Used vehicle wholesale sales	0.3	(1.2)	1.6	127.8%	—	128.5%
Total used	4.9	7.1	(2.2)	(30.8)%	(0.2)	(28.6)%
Parts and service sales	10.9	29.5	(18.6)	(63.1)%	(0.3)	(61.9)%
F&I, net	5.9	14.6	(8.7)	(59.3)%	(0.2)	(58.2)%
Total gross profit	$27.1	$61.6	$(34.6)	(56.1)%	$(0.8)	(54.7)%
Gross margin:
New vehicle retail sales	4.6%	3.6%	1.0%
Used vehicle retail sales	5.3%	4.4%	0.9%
Used vehicle wholesale sales	2.4%	(2.7)%	5.2%
Total used	4.9%	3.0%	1.9%
Parts and service sales	54.3%	56.6%	(2.3)%
F&I, net	100.0%	100.0%	—%
Total gross margin	11.2%	10.4%	0.8%
Units sold:
Retail new vehicles sold	3,490	8,983	(5,493)	(61.1)%
Retail used vehicles sold	3,675	8,111	(4,436)	(54.7)%
Wholesale used vehicles sold	1,692	5,630	(3,938)	(69.9)%
Total used	5,367	13,741	(8,374)	(60.9)%
Average sales price per unit sold:
New vehicle retail	$33,416	$32,537	$879	2.7%	$(1,022)	5.8%
Used vehicle retail	$23,295	$23,305	$(10)	—%	$(749)	3.2%
Gross profit per unit sold:
New vehicle retail sales	$1,533	$1,169	$364	31.2%	$(45)	35.1%
Used vehicle retail sales	$1,244	$1,030	$214	20.8%	$(41)	24.7%
Used vehicle wholesale sales	$205	$(221)	$426	192.5%	$(5)	194.8%
Total used	$917	$518	$399	77.1%	$(30)	82.9%
F&I PRU	$827	$853	$(26)	(3.0)%	$(23)	(0.3)%
Other:
SG&A expenses	$24.8	$55.9	$(31.1)	(55.7)%	$(0.9)	(54.1)%
Adjusted SG&A expenses (1)	$23.5	$55.9	$(32.3)	(57.8)%	$(0.8)	(56.4)%
SG&A as % gross profit	91.5%	90.6%	0.9%
Adjusted SG&A as % gross profit (1)	87.0%	90.6%	(3.6)%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Same Store Operating Data - U.K.
(Unaudited)
(In millions, except unit data)

	Six Months Ended June 30,
	2020	2019	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$387.2	$599.0	$(211.8)	(35.4)%	$(10.6)	(33.6)%
Used vehicle retail sales	260.4	385.4	(125.0)	(32.4)%	(4.3)	(31.3)%
Used vehicle wholesale sales	46.9	89.1	(42.1)	(47.3)%	(0.8)	(46.5)%
Total used	307.4	474.5	(167.1)	(35.2)%	(5.1)	(34.1)%
Parts and service sales	69.7	107.1	(37.3)	(34.9)%	(1.2)	(33.8)%
F&I, net	18.0	29.3	(11.3)	(38.5)%	(0.4)	(37.1)%
Total revenues	$782.3	$1,209.9	$(427.6)	(35.3)%	$(17.3)	(33.9)%
Gross profit:
New vehicle retail sales	$16.4	$26.7	$(10.3)	(38.5)%	$(0.6)	(36.2)%
Used vehicle retail sales	13.1	16.3	(3.3)	(19.9)%	(0.3)	(18.3)%
Used vehicle wholesale sales	0.3	(2.1)	2.4	114.3%	—	114.5%
Total used	13.4	14.2	(0.9)	(6.0)%	(0.3)	(4.2)%
Parts and service sales	37.7	60.0	(22.2)	(37.1)%	(0.7)	(36.0)%
F&I, net	18.0	29.3	(11.3)	(38.5)%	(0.4)	(37.1)%
Total gross profit	$85.6	$130.2	$(44.6)	(34.3)%	$(1.9)	(32.8)%
Gross margin:
New vehicle retail sales	4.2%	4.5%	(0.2)%
Used vehicle retail sales	5.0%	4.2%	0.8%
Used vehicle wholesale sales	0.6%	(2.4)%	3.0%
Total used	4.4%	3.0%	1.4%
Parts and service sales	54.1%	56.0%	(1.9)%
F&I, net	100.0%	100.0%	—%
Total gross margin	10.9%	10.8%	0.2%
Units sold:
Retail new vehicles sold	11,519	18,618	(7,099)	(38.1)%
Retail used vehicles sold	11,036	16,228	(5,192)	(32.0)%
Wholesale used vehicles sold	5,872	10,810	(4,938)	(45.7)%
Total used	16,908	27,038	(10,130)	(37.5)%
Average sales price per unit sold:
New vehicle retail	$33,613	$32,173	$1,440	4.5%	$(920)	7.3%
Used vehicle retail	$23,598	$23,750	$(152)	(0.6)%	$(394)	1.0%
Gross profit per unit sold:
New vehicle retail sales	$1,425	$1,433	$(8)	(0.5)%	$(51)	3.0%
Used vehicle retail sales	$1,186	$1,007	$179	17.8%	$(23)	20.1%
Used vehicle wholesale sales	$51	$(194)	$246	126.4%	$(1)	126.7%
Total used	$792	$527	$265	50.4%	$(15)	53.3%
F&I PRU	$799	$841	$(42)	(5.0)%	$(18)	(2.8)%
Other:
SG&A expenses	$77.1	$111.6	$(34.4)	(30.9)%	$(1.6)	(29.5)%
Adjusted SG&A expenses (1)	$75.9	$111.6	$(35.7)	(32.0)%	$(1.5)	(30.6)%
SG&A as % gross profit	90.1%	85.7%	4.4%
Adjusted SG&A as % gross profit (1)	88.7%	85.7%	3.0%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Same Store Operating Data - Brazil
(Unaudited)
(In millions, except unit data)

	Three Months Ended June 30,
	2020	2019	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$19.8	$72.5	$(52.8)	(72.7)%	$(7.1)	(63.0)%
Used vehicle retail sales	7.4	18.4	(10.9)	(59.5)%	(2.6)	(45.2)%
Used vehicle wholesale sales	2.9	3.3	(0.4)	(12.8)%	(1.1)	19.5%
Total used	10.3	21.7	(11.4)	(52.4)%	(3.7)	(35.4)%
Parts and service sales	5.9	11.9	(6.0)	(50.3)%	(2.2)	(32.0)%
F&I, net	0.6	1.7	(1.2)	(67.0)%	(0.2)	(55.0)%
Total revenues	$36.6	$107.8	$(71.3)	(66.1)%	$(13.1)	(53.9)%
Gross profit:
New vehicle retail sales	$1.4	$4.3	$(2.9)	(67.8)%	$(0.5)	(56.4)%
Used vehicle retail sales	0.4	1.5	(1.1)	(71.7)%	(0.1)	(61.9)%
Used vehicle wholesale sales	0.1	0.3	(0.2)	(71.1)%	—	(60.3)%
Total used	0.5	1.8	(1.3)	(71.6)%	(0.2)	(61.7)%
Parts and service sales	2.5	5.2	(2.8)	(53.1)%	(0.9)	(35.9)%
F&I, net	0.6	1.7	(1.2)	(67.0)%	(0.2)	(55.0)%
Total gross profit	$4.9	$13.1	$(8.2)	(62.3)%	$(1.8)	(48.7)%
Gross margin:
New vehicle retail sales	7.0%	5.9%	1.1%
Used vehicle retail sales	5.8%	8.3%	(2.5)%
Used vehicle wholesale sales	2.8%	8.4%	(5.6)%
Total used	4.9%	8.3%	(3.3)%
Parts and service sales	41.8%	44.2%	(2.5)%
F&I, net	100.0%	100.0%	—%
Total gross margin	13.5%	12.1%	1.4%
Units sold:
Retail new vehicles sold	694	2,478	(1,784)	(72.0)%
Retail used vehicles sold	356	943	(587)	(62.2)%
Wholesale used vehicles sold	324	439	(115)	(26.2)%
Total used	680	1,382	(702)	(50.8)%
Average sales price per unit sold:
New vehicle retail	$28,495	$29,272	$(777)	(2.7)%	$(10,193)	32.2%
Used vehicle retail	$20,905	$19,490	$1,415	7.3%	$(7,384)	45.1%
Gross profit per unit sold:
New vehicle retail sales	$1,999	$1,738	$261	15.0%	$(709)	55.8%
Used vehicle retail sales	$1,204	$1,608	$(404)	(25.1)%	$(418)	0.9%
Used vehicle wholesale sales	$247	$630	$(383)	(60.8)%	$(92)	(46.2)%
Total used	$748	$1,297	$(549)	(42.3)%	$(263)	(22.1)%
F&I PRU	$550	$511	$39	7.6%	$(199)	46.6%
Other:
SG&A expenses	$5.6	$11.8	$(6.2)	(52.3)%	$(2.1)	(34.8)%
SG&A as % gross profit	114.0%	90.1%	23.9%

Group 1 Automotive, Inc.
Same Store Operating Data - Brazil
(Unaudited)
(In millions, except unit data)

	Six Months Ended June 30,
	2020	2019	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$77.3	$135.7	$(58.4)	(43.1)%	$(16.3)	(31.1)%
Used vehicle retail sales	27.4	38.0	(10.7)	(28.0)%	(5.8)	(12.7)%
Used vehicle wholesale sales	6.7	6.8	—	(0.7)%	(1.7)	24.0%
Total used	34.1	44.8	(10.7)	(23.9)%	(7.5)	(7.2)%
Parts and service sales	15.5	23.6	(8.1)	(34.5)%	(3.7)	(18.8)%
F&I, net	2.3	3.7	(1.4)	(37.9)%	(0.5)	(24.7)%
Total revenues	$129.1	$207.8	$(78.7)	(37.9)%	$(28.0)	(24.4)%
Gross profit:
New vehicle retail sales	$4.9	$8.1	$(3.2)	(39.8)%	$(1.1)	(26.8)%
Used vehicle retail sales	1.5	2.9	(1.4)	(49.3)%	(0.3)	(38.2)%
Used vehicle wholesale sales	0.3	0.6	(0.3)	(48.6)%	(0.1)	(37.0)%
Total used	1.8	3.5	(1.7)	(49.2)%	(0.4)	(38.0)%
Parts and service sales	6.7	10.3	(3.7)	(35.6)%	(1.6)	(20.4)%
F&I, net	2.3	3.7	(1.4)	(37.9)%	(0.5)	(24.7)%
Total gross profit	$15.6	$25.7	$(10.0)	(39.1)%	$(3.5)	(25.4)%
Gross margin:
New vehicle retail sales	6.3%	6.0%	0.3%
Used vehicle retail sales	5.4%	7.7%	(2.3)%
Used vehicle wholesale sales	4.2%	8.2%	(3.9)%
Total used	5.2%	7.7%	(2.6)%
Parts and service sales	43.1%	43.9%	(0.7)%
F&I, net	100.0%	100.0%	—%
Total gross margin	12.1%	12.3%	(0.2)%
Units sold:
Retail new vehicles sold	2,665	4,604	(1,939)	(42.1)%
Retail used vehicles sold	1,454	2,001	(547)	(27.3)%
Wholesale used vehicles sold	799	889	(90)	(10.1)%
Total used	2,253	2,890	(637)	(22.0)%
Average sales price per unit sold:
New vehicle retail	$28,994	$29,474	$(480)	(1.6)%	$(6,113)	19.1%
Used vehicle retail	$18,828	$19,011	$(183)	(1.0)%	$(4,008)	20.1%
Gross profit per unit sold:
New vehicle retail sales	$1,839	$1,768	$71	4.0%	$(396)	26.4%
Used vehicle retail sales	$1,018	$1,458	$(440)	(30.2)%	$(221)	(15.0)%
Used vehicle wholesale sales	$356	$622	$(267)	(42.9)%	$(81)	(29.9)%
Total used	$783	$1,201	$(418)	(34.8)%	$(172)	(20.5)%
F&I PRU	$557	$560	$(3)	(0.5)%	$(118)	20.7%
Other:
SG&A expenses	$16.2	$23.2	$(7.0)	(30.3)%	$(3.9)	(13.5)%
Adjusted SG&A expenses (1)	$15.3	$23.2	$(7.9)	(34.2)%	$(3.7)	(18.3)%
SG&A as % gross profit	103.5%	90.5%	13.0%
Adjusted SG&A as % gross profit (1)	97.8%	90.5%	7.4%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - Consolidated
(Unaudited)
(In millions, except per share data)

	Three Months Ended June 30, 2020
	U.S. GAAP	Severance costs	Out-of-period adjustment	Asset impairments	(Gain) loss on extinguishment of debt	Non-GAAP adjusted
SG&A expenses	$237.2	$(1.2)	$(10.6)	$—	$—	$225.4
Asset impairments	$23.8	$—	$—	$(23.8)	$—	$—
Income (loss) from operations	$79.0	$1.2	$10.6	$23.8	$—	$114.6
(Gain) loss on extinguishment of debt	$10.4	$—	$—	$—	$(10.4)	$—

Income (loss) before income taxes	$42.3	$1.2	$10.6	$23.8	$10.4	$88.3
Less: (Benefit) provision for income taxes	12.2	0.2	0.8	3.3	2.2	18.7
Net income (loss)	30.2	1.0	9.7	20.6	8.1	69.6
Less: Earnings (loss) allocated to participating securities	1.1	—	0.4	0.7	0.3	2.5
Net income (loss) available to diluted common shares	$29.1	$1.0	$9.4	$19.8	$7.8	$67.1

Diluted income (loss) per common share	$1.63	$0.05	$0.53	$1.11	$0.44	$3.77

Effective tax rate	28.7%					21.2%

SG&A as % gross profit (1)	66.1%					62.8%
Operating margin (2)	3.7%					5.4%
Pretax margin (3)	2.0%					4.1%

Same Store SG&A	$229.5	$(1.2)	$(10.6)	$—	$—	$217.8
Same Store SG&A as % gross profit (1)	65.6%					62.2%

Same Store income (loss) from operations	$78.6	$1.2	$10.6	$23.8	$—	$114.2
Same Store operating margin (2)	3.8%					5.5%
(1) Adjusted SG&A as % of gross profit excludes the impact of SG&A reconciling items above.
(2) Adjusted operating margin excludes the impact of SG&A reconciling items above, as well as asset impairment charges.
(3) Adjusted pretax margin excludes the impact of SG&A reconciling items and asset impairment charges, as well as loss on extinguishment of debt.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - Consolidated
(Unaudited)
(In millions, except per share data)

	Three Months Ended June 30, 2019
	U.S. GAAP	Catastrophic events	Dealership and real estate transactions	Legal matters	Asset impairments	Non-GAAP adjusted
SG&A expenses	$338.7	$(4.0)	$0.2	$0.4	$—	$335.3
Asset impairments	$0.5	$—	$—	$—	$(0.5)	$—
Income (loss) from operations	$97.1	$4.0	$(0.2)	$(0.4)	$0.5	$101.1

Income (loss) before income taxes	$63.2	$4.0	$(0.2)	$(0.4)	$0.5	$67.2
Less: (Benefit) provision for income taxes	14.0	1.0	(0.5)	—	—	14.4
Net income (loss)	49.2	3.0	0.4	(0.4)	0.5	52.8
Less: Earnings (loss) allocated to participating securities	1.8	0.1	—	—	—	2.0
Net income (loss) available to diluted common shares	$47.4	$2.9	$0.3	$(0.4)	$0.5	$50.8

Diluted income (loss) per common share	$2.64	$0.16	$0.02	$(0.02)	$0.03	$2.83

Effective tax rate	22.2%					21.5%

SG&A as % gross profit (1)	74.6%					73.8%
Operating margin (2)	3.2%					3.4%
Pretax margin (2)	2.1%					2.2%

Same Store SG&A	$333.9	$(4.0)	$—	$—	$—	$329.9
Same Store SG&A as % gross profit (1)	74.3%					73.4%

Same Store income (loss) from operations	$97.1	$4.0	$—	$—	$0.6	$101.7
Same Store operating margin (2)	3.3%					3.4%
(1) Adjusted SG&A as % of gross profit excludes the impact of SG&A reconciling items above.
(2) Adjusted operating margin and pretax margin exclude the impact of SG&A reconciling items above, as well as asset impairment charges.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - Consolidated
(Unaudited)
(In millions, except per share data)

		Six Months Ended June 30, 2020
	U.S. GAAP	Severance costs	Out-of-period adjustment	Asset impairments	(Gain) loss on extinguishment of debt	Non-GAAP adjusted
SG&A expenses	$565.1	$(2.1)	$(10.6)	$—	$—	$552.5
Asset impairments	$23.8	$—	$—	$(23.8)	$—	$—
Income (loss) from operations	$148.9	$2.1	$10.6	$23.8	$—	$185.4
(Gain) loss on extinguishment of debt	$10.4	$—	$—	$—	$(10.4)	$—

Income (loss) before income taxes	$81.2	$2.1	$10.6	$23.8	$10.4	$128.1
Less: (Benefit) provision for income taxes	21.3	0.3	0.8	3.3	2.2	27.9
Net income (loss)	60.0	1.8	9.7	20.6	8.1	100.2
Less: Earnings (loss) allocated to participating securities	2.1	0.1	0.4	0.7	0.3	3.6
Net income (loss) available to diluted common shares	$57.8	$1.7	$9.4	$19.8	$7.8	$96.6

Diluted income (loss) per common share	$3.25	$0.10	$0.53	$1.11	$0.44	$5.42

Effective tax rate	26.2%					21.8%

SG&A as % gross profit (1)	72.9%					71.3%
Operating margin (2)	3.1%					3.8%
Pretax margin (3)	1.7%					2.7%

Same Store SG&A	$544.5	$(2.1)	$(10.6)	$—	$—	$531.8
Same Store SG&A as % gross profit (1)	72.3%					70.7%

Same Store income (loss) from operations	$148.7	$2.1	$10.6	$23.8	$—	$185.2
Same Store operating margin (2)	3.2%					4.0%
(1) Adjusted SG&A as % of gross profit excludes the impact of SG&A reconciling items above.
(2) Adjusted operating margin excludes the impact of SG&A reconciling items above, as well as asset impairment charges.
(3) Adjusted pretax margin excludes the impact of SG&A reconciling items and asset impairment charges, as well as loss on extinguishment of debt.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - Consolidated
(Unaudited)
(In millions, except per share data)

	Six Months Ended June 30, 2019
	U.S. GAAP	Catastrophic events	Dealership and real estate transactions	Legal matters	Asset impairments	Non-GAAP adjusted
SG&A expenses	$666.4	$(6.0)	$5.4	$(2.0)	$—	$663.8
Asset impairments	$0.5	$—	$—	$—	$(0.5)	$—
Income (loss) from operations	$183.9	$6.0	$(5.4)	$2.0	$0.5	$187.1

Income (loss) before income taxes	$115.4	$6.0	$(5.4)	$2.0	$0.5	$118.5
Less: (Benefit) provision for income taxes	27.5	1.5	(1.9)	0.5	—	27.6
Net income (loss)	87.9	4.5	(3.5)	1.5	0.5	91.0
Less: Earnings (loss) allocated to participating securities	3.3	0.2	(0.1)	0.1	—	3.4
Net income (loss) available to diluted common shares	$84.6	$4.3	$(3.4)	$1.5	$0.5	$87.5

Diluted income (loss) per common share	$4.73	$0.24	$(0.19)	$0.08	$0.03	$4.90

Effective tax rate	23.9%					23.3%

SG&A as % gross profit (1)	75.2%					74.9%
Operating margin (2)	3.2%					3.2%
Pretax margin (2)	2.0%					2.0%

Same Store SG&A	$657.3	$(6.0)	$1.1	$(1.8)	$—	$650.6
Same Store SG&A as % gross profit (1)	75.2%					74.4%

Same Store income (loss) from operations	$181.9	$6.0	$(1.1)	$1.8	$0.6	$189.2
Same Store operating margin (2)	3.2%					3.3%
(1) Adjusted SG&A as % of gross profit excludes the impact of SG&A reconciling items above.
(2) Adjusted operating margin and pretax margin excludes the impact of SG&A reconciling items above, as well as asset impairment charges.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - U.S.
(Unaudited)
(In millions)

	Three Months Ended June 30, 2020
	U.S. GAAP	Out-of-period adjustment	Non-GAAP adjusted
SG&A expenses	$203.3	$(10.6)	$192.7
SG&A as % gross profit (1)	62.6%		59.4%

Same Store SG&A	$199.1	$(10.6)	$188.6
Same Store SG&A as % gross profit (1)	62.6%		59.3%

	Three Months Ended June 30, 2019
	U.S. GAAP	Catastrophic events	Non-GAAP adjusted
SG&A expenses	$268.1	$(4.0)	$264.1
SG&A as % gross profit (1)	71.2%		70.1%

Same Store SG&A	$266.3	$(4.0)	$262.3
Same Store SG&A as % gross profit (1)	71.1%		70.0%

	Six Months Ended June 30, 2020
	U.S. GAAP	Out-of-period adjustment	Non-GAAP adjusted
SG&A expenses	$460.8	$(10.6)	$450.2
SG&A as % gross profit (1)	69.2%		67.7%

Same Store SG&A	$451.2	$(10.6)	$440.6
Same Store SG&A as % gross profit (1)	69.2%		67.6%

	Six Months Ended June 30, 2019
	U.S. GAAP	Catastrophic events	Dealership and real estate transactions	Legal matters	Non-GAAP adjusted
SG&A expenses	$524.2	$(6.0)	$5.2	$(1.8)	$521.7
SG&A as % gross profit (1)	72.4%				72.1%

Same Store SG&A	$522.5	$(6.0)	$1.1	$(1.8)	$515.8
Same Store SG&A as % gross profit (1)	72.7%				71.8%
(1) Adjusted SG&A as % of gross profit excludes the impact of SG&A reconciling items above.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - U.K.
(Unaudited)
(In millions)

	Three Months Ended June 30, 2020
	U.S. GAAP	Severance costs	Non-GAAP Adjusted
SG&A expenses	$28.3	$(1.2)	$27.1
SG&A as % gross profit (1)	96.2%		92.1%

Same Store SG&A	$24.8	$(1.2)	$23.5
Same Store SG&A as % gross profit (1)	91.5%		87.0%

	Six Months Ended June 30, 2020
	U.S. GAAP	Severance costs	Non-GAAP Adjusted
SG&A expenses	$88.2	$(1.2)	$86.9
SG&A as % gross profit (1)	93.5%		92.2%

Same Store SG&A	$77.1	$(1.2)	$75.9
Same Store SG&A as % gross profit (1)	90.1%		88.7%
(1) Adjusted SG&A as % of gross profit excludes the impact of SG&A reconciling items above.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - Brazil
(Unaudited)
(In millions)

	Three Months Ended June 30, 2019
	U.S. GAAP	Dealership and real estate transactions	Legal matters	Non-GAAP adjusted
SG&A expenses	$11.6	$0.2	$0.4	$12.2
SG&A as % gross profit (1)	86.1%			90.3%

Same Store SG&A	$11.8	$—	$—	$11.8
Same Store SG&A as % gross profit (1)	90.1%			90.1%

	Six Months Ended June 30, 2020
	U.S. GAAP	Severance costs	Non-GAAP adjusted
SG&A expenses	$16.2	$(0.9)	$15.3
SG&A as % gross profit (1)	103.8%		98.2%

Same Store SG&A	$16.2	$(0.9)	$15.3
Same Store SG&A as % gross profit (1)	103.5%		97.8%

	Six Months Ended June 30, 2019
	U.S. GAAP	Dealership and real estate transactions	Legal matters	Non-GAAP adjusted
SG&A expenses	$24.0	$0.2	$(0.2)	$24.0
SG&A as % gross profit (1)	91.9%			91.9%

Same Store SG&A	$23.2	$—	$—	$23.2
Same Store SG&A as % gross profit (1)	90.5%			90.5%
(1) Adjusted SG&A as % of gross profit excludes the impact of SG&A reconciling items above.